                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     May 9, 2005
                                                  ----------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

             DELAWARE                      0-19974                33-0022692
             --------                      -------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
          incorporation                                      Identification No.)


951 Calle Amanecer, San Clemente, California                            92673
--------------------------------------------                            -----
          (Address of principal executive offices)                  (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 1.01         Entry Into a Material Definitive Agreement
                  ------------------------------------------

                  On June 27, 2006, the Company approved the following bonuses to the Company's executive officers, payable as of June 30, 2006:

                  Dr. Lopez, President and Chief Executive Officer: payment of the bonus of $250,000 for the second half of 2006, plus an additional bonus of $125,000;

                  Ms. Burcar, Vice President Marketing: payment of the bonus of $16,875 for the second half of 2006, plus an additional bonus of $17,000;

                  Mr. Costello, Vice President Sales: payment of the bonus of $37,500 for the second half of 2006, plus an additional bonus of $18,750;

                  Mr. O'Brien, Chief Financial Officer: payment of the bonus of $43,500 for the second half of 2006, plus an additional bonus of $21,750; and

                  Mr. Riggs, Vice President Operations: payment of the bonus of $34,650 for the second half of 2006, plus an additional bonus of $17,325. Payment of a portion of a special performance bonus of $27,720, anticipated to become payable in the second half of 2006, bringing total payments under that bonus to $55,440 in 2006 and $86,297 since inception.

                  On June 27, 2006, the Company approved payment to Dr. Lopez of $300,000 of the Long Term Retention Plan award made on January 29, 2005, payable on January 29, 2011.

                  On May 12, 2006, the Stockholders of the Company approved payment of performance based bonuses ("Performance Bonuses") to Dr. Lopez and Mr. O'Brien. The Performance Bonuses had been approved by the Board of Directors on March 22, 2006. Performance Bonuses are to be paid for each of the five years ending December 31, 2006 through 2010 if the closing price of the Company's Common Stock on the last trading day of such year is equal to or higher than the target stock price ("Target Price") established by the Compensation Committee of the Board of Directors. For 2006, the Board of Directors approved a Performance Bonus of $550,000 for Dr. Lopez, and a Performance Bonus of $250,000 for Mr. O'Brien.

                  On March 14, 2006, the Company amended the compensation it had approved for Dr. Lopez on January 28, 2006 to reduce the annual bonus to $500,000, if earned, from $1,050,000.

                  On October 14, 2005, the Board of Directors authorized a special incentive bonus of one year's annual base salary for Mr. Riggs and $40,000 for Ms. Burcar, both payable if earned.

                  On May 9, 2005, the Company awarded Mr. Riggs a special performance bonus of up to 48% of his annual base salary, payable in three installments through the end of 2006, if earned.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2006

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer



                                       3